       THE FINANCE COMPANY OF PENNSYLVANIA
                                FOUNDED 1871
                                [SWIRL ARTWORK]

                                 ANNUAL REPORT

                               DECEMBER 31, 1998

                      THE FINANCE COMPANY OF PENNSYLVANIA
                               226 WALNUT STREET
                             PHILADELPHIA, PA 19106

                               BOARD OF DIRECTORS
                             Charles E. Mather III

              Shaun F. O'Malley                             Jonathan D. Scott
           Herbert S. Riband, Jr.                          Frank A. Wood, Jr.

                                    OFFICERS
                        Charles E. Mather III, President
                    Frank A. Wood, Jr., Secretary-Treasurer
                   Doranne H. Case, Asst. Secretary-Treasurer
                     Mary Ellen Christ, Assistant Secretary

                      THE FINANCE COMPANY OF PENNSYLVANIA
                               226 WALNUT STREET
                             PHILADELPHIA, PA 19106

                               February 12, 1999

TO OUR SHAREHOLDERS:

     We are pleased to submit your Company's one hundred and twenty-seventh Annual Report.

     The following is a summary of financial information for the years 1994 to 1998:

         NET        DIVIDENDS PAID     DEC. 31
      INVESTMENT   ----------------   NET ASSET
YEAR    INCOME     REGULAR   EXTRA*     VALUE
----  ----------   -------   ------   ---------
1994    $23.05     $11.00    $11.99   $  568.74
1995     24.80      11.00     15.73      736.90
1996     25.65      11.00     14.67      827.81
1997     25.22      11.00     14.33    1,052.11
1998     25.49      12.00     13.54    1,067.46

     As a Regulated Investment Company, the Company is required to pay to its shareholders at least 98% of its ordinary income for the calendar year 1998 or pay a 4% non-deductible Federal Excise Tax on its undistributed ordinary income. Your Board of Directors has elected to distribute 100% of the ordinary income.

     We are pleased that this year, the company has been able to increase the dividend. As we look toward the future, with declining yields on equities and lower returns on fixed income, our ability to sustain this performance will become increasingly difficult.

     On January 29, 1999, the Company paid to the Shareholders of record on December 31, 1998, the regular quarterly dividend of $3.00 and an extra dividend of $13.54, making a total dividend of $16.54. The tax law also requires that the final dividend, although paid in 1999, is taxable to the shareholders in 1998. In addition to this dividend, in 1998 the Company paid to the shareholders three regular dividends of $3.00 on March 31, June 30 and September 30, for a total of $12.00 in regular dividends.

     Common stocks constitute 84.35% of the portfolio of investments at market on December 31, 1998, compared with 83.46% one year earlier.

     Our Investment Adviser, Cooke & Bieler, Inc., is present at each of our Board Meetings and is available for consultation throughout the year.

     THE FINANCE COMPANY OF PENNSYLVANIA thanks you for your continued interest and support of our company as we enter 1999.

                                                        /s/Charles E. Mather III

                                           Charles E. Mather III, President

*Includes short term capital gain of $1.97 in 1995 and $.27 in 1996.

[DELOITTE & TOUCHE LLP LETTERHEAD]

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of The Finance Company of Pennsylvania:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Finance Company of Pennsylvania (the "Company") as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1998 and 1997, and the condensed financial information for each of the years in the five-year period ended December 31, 1998. These financial statements and the condensed financial information are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the condensed financial information based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and condensed financial information present fairly, in all material respects, the financial position of The Finance Company of Pennsylvania at December 31, 1998, the results of its operations, the changes in its net assets, and the condensed financial information for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania
January 22, 1999

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS
INVESTMENTS-AT MARKET OR FAIR VALUE (NOTE 1):
     SHORT-TERM SECURITIES (IDENTIFIED COST
           $3,912,602)................................  $ 3,912,489
     U.S. TREASURY NOTES (IDENTIFIED COST
        $5,472,000)...................................    5,673,328
     COMMON STOCKS (IDENTIFIED COST $11,467,996)
           INCLUDING AFFILIATE (NOTE 2)...............   51,667,627
                                                        -----------
                TOTAL INVESTMENTS.....................   61,253,444
CASH..................................................      273,312
ACCRUED INTEREST AND DIVIDENDS RECEIVABLE.............      204,919
PREPAID EXPENSES......................................       15,526
OTHER ASSETS..........................................        5,950
                                                        -----------

                TOTAL.................................   61,753,151
                                                        -----------
LIABILITIES
DIVIDENDS PAYABLE (NOTE 6)............................      928,645
ACCRUED EXPENSES AND TAXES (NOTE 1)...................    1,242,028
                                                        -----------

                TOTAL.................................    2,170,673
                                                        -----------
NET ASSETS
NET ASSETS (WITH INVESTMENTS AT MARKET OR FAIR VALUE)
     EQUIVALENT TO $1,067.46 PER SHARE ON SHARES OF
     55,817 $10 PAR VALUE CAPITAL STOCK OUTSTANDING AT
     DECEMBER 31, 1998 (AUTHORIZED 232,000 SHARES)....  $59,582,478
                                                        ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998
                         SHORT-TERM SECURITIES -- 6.39%

                                                                        Aggregate
                                                                          Quoted
     Face Value/                                          Identified   Market Price
  Principal Amount                                           Cost        (Note 1)
  ----------------                                        ----------   ------------
      2,114,016         FED FUND........................  $2,114,016    $2,114,016
        696,369         FEDERAL TRUST FUND..............     696,369       696,369
         10,000         TREASURY TRUST FUND.............      10,000        10,000
        500,000         U.S. TREAS. BILL; 1/21/99.......     498,769       498,764
        600,000         U.S. TREAS. BILL; 4/1/99........     593,448       593,340
                                                          ----------    ----------
                        TOTAL...........................   3,912,602     3,912,489
                                                          ----------    ----------

                          U.S. TREASURY NOTES -- 9.26%

      Principal
       Amount
---------------------
        900,000         U.S. TREASURY NOTES 8 7/8% DUE
                             2/15/99....................     900,042       904,219
        700,000         U.S. TREASURY NOTES 7 3/4% DUE
                             1/31/00....................     699,752       722,312
        500,000         U.S. TREASURY NOTES 5 3/8%
                             DUE 6/30/00................     499,205       505,156
      1,000,000         U.S. TREASURY NOTES 7 7/8% DUE
                             8/15/01....................   1,029,879     1,078,437
        750,000         U.S. TREASURY NOTES 6 3/8% DUE
                             8/15/02....................     757,033       791,016
      1,000,000         U.S. TREASURY NOTES 7 1/4%
                             DUE 8/15/04................   1,088,104     1,124,375
        500,000         U.S. TREASURY NOTES 6 1/2% DUE
                             5/15/05....................     497,985       547,813
                                                          ----------    ----------
                        TOTAL...........................   5,472,000     5,673,328
                                                          ----------    ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 1998

                            COMMON STOCKS -- 84.35%

                                                                        Aggregate
                                                                          Quoted
       Number                                            Identified    Market Price
      of Shares                                             Cost         (Note 1)
---------------------                                    -----------   ------------
                        PETROLEUM AND MINING -- 7.56%
         32,000         EXXON CORP.....................  $    91,444   $ 2,340,000
         20,000         MOBIL CORP. ...................       62,715     1,742,500
         30,000         PENN VIRGINIA CORP. ...........       22,382       551,250
                                                         -----------   -----------
                        TOTAL..........................      176,541     4,633,750
                                                         -----------   -----------
                        BANKING, INSURANCE AND FINANCIAL
                        HOLDING COMPANIES -- 40.98%
         16,500         MARSH & MCLENNAN, INC. ........      428,861       964,219
        434,000         PNC BANK CORP. ................      262,209    23,436,000
         10,000         STATE STREET CORP. ............      152,542       701,250
                                                         -----------   -----------
                        TOTAL..........................      843,612    25,101,469
                                                         -----------   -----------
                        MANUFACTURING AND DIVERSIFIED -- 21.09%
         16,573         AMP, INC. .....................      494,677       862,832
          7,000         AVON PRODUCTS..................      190,663       309,750
          5,000         BOEING CO. ....................      245,662       163,125
         23,000         CORNING INC. ..................      662,567     1,035,000
         29,000         DOVER CORP. ...................      261,750     1,062,125
          6,000         DOW CHEMICAL CO. ..............      116,337       545,625
         12,000         EMERSON ELECTRIC...............      181,980       726,000
         28,500         GENUINE PARTS..................      469,072       952,969
         15,000         HASBRO.........................      422,456       541,875
          6,000         INT'L BUSINESS MACHINES........      310,335     1,106,250
         10,000         MINNESOTA MINING & MFG. CO. ...      170,764       711,250
         24,000         MOTOROLA ......................    1,155,551     1,465,500
         25,000         PALL CORP. ....................      579,250       632,813
         11,000         RAYCHEM........................      242,550       355,437
         20,000         RUBBERMAID INC. ...............      474,275       628,750
         10,000         SNAP-ON INC. ..................      302,187       348,125
         30,000         SHERWIN WILLIAMS CO. ..........      481,800       881,250
          5,000         XEROX CORP. ...................      234,100       590,000
                        -------------------------------  -----------   -----------
                        TOTAL..........................    6,995,976    12,918,676
                        -------------------------------  -----------   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 1998

                           COMMON STOCKS -- CONCLUDED

                                                                        Aggregate
                                                                          Quoted
       Number                                            Identified    Market Price
      of Shares                                             Cost         (Note 1)
---------------------                                    -----------   ------------
                        PHARMACEUTICALS -- 2.66%
          8,000         JOHNSON & JOHNSON..............  $    88,070   $   671,000
          6,500         MERCK & CO. ...................      146,402       958,750
                                                         -----------   -----------
                        TOTAL..........................      234,472     1,629,750
                                                         -----------   -----------
                        COMMUNICATIONS -- 1.76%
         20,000         BELL ATLANTIC CORP. ...........      178,287     1,080,000
                                                         -----------   -----------
                        FOOD/RETAIL -- 2.19%
         20,000         COCA-COLA CO. .................       23,981     1,340,000
                                                         -----------   -----------
                        INTERNATIONAL FUNDS -- 3.39%
         80,496         SCUDDER INT'L EQUITY INVEST.
                             TR. ......................    1,943,728     2,073,573
                                                         -----------   -----------
                        SMALL CAP FUNDS -- 1.44%
         69,881         KALMAR SMALL CAP FUND..........    1,000,000       883,997
                                                         -----------   -----------
                        DIVERSIFIED HOLDING -- 3.28%
            732         PENNSYLVANIA WAREHOUSING AND
                             SAFE DEPOSIT COMPANY (NOTE
                             2)........................       71,399     2,006,412
                                                         -----------   -----------
                        TOTAL COMMON STOCKS............   11,467,996    51,667,627
                                                         -----------   -----------
                        TOTAL INVESTMENTS..............  $20,852,598   $61,253,444
                                                         ===========   ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:
     INCOME:
           DIVIDENDS (INCLUDING DIVIDENDS FROM
                AFFILIATE -- NOTE 2)...................   $ 1,459,807
           INTEREST....................................       413,809
                                                          -----------
                TOTAL..................................     1,873,616
     EXPENSES:
           COMPENSATION...................  $   111,400
           TAXES OTHER THAN INCOME
             TAXES........................       25,736
           DIRECTORS' FEES (NOTE 5).......       46,575
           INVESTMENT ADVISORY FEES
             (NOTE 5).....................      123,293
           LEGAL..........................       10,842
           AUDITING & ACCOUNTING..........       50,450
           CUSTODIAN......................       16,151
           INSURANCE......................       20,658
           OTHER OFFICE AND
             ADMINISTRATIVE...............       35,714
                                            -----------
                TOTAL..................................       440,819
                                                          -----------
     NET INVESTMENT INCOME.............................     1,432,797
                                                          -----------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS (NOTE 3):
     REALIZED GAIN FROM SECURITY
           TRANSACTIONS (EXCLUDING
           SHORT-TERM INVESTMENTS):
           PROCEEDS FROM SALES............  $ 6,255,721
           COST OF SECURITIES SOLD........    2,746,932
                                            -----------
                NET REALIZED GAIN......................     3,508,789
     UNREALIZED APPRECIATION OF
        INVESTMENTS:
           AT JANUARY 1, 1998.............   41,823,661
           AT DECEMBER 31, 1998...........   40,400,846
                                            -----------
     DECREASE IN NET UNREALIZED APPRECIATION...........    (1,422,815)
                                                          -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS........     2,085,974
CAPITAL GAINS TAX PAYABLE ON BEHALF OF SHAREHOLDERS
  (NOTE 1).............................................    (1,218,450)
                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...   $ 2,300,321
                                                          ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                               1998          1997
                                            -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
     NET INVESTMENT INCOME................  $ 1,432,797   $ 1,443,971
     NET REALIZED GAIN ON INVESTMENTS.....    3,508,789     2,678,716
     (DECREASE) INCREASE IN NET UNREALIZED
        APPRECIATION ON INVESTMENTS.......   (1,422,815)   11,032,034
     CAPITAL GAINS TAX PAYABLE ON BEHALF
        OF SHAREHOLDERS (NOTE 1)..........   (1,218,450)     (929,093)
                                            -----------   -----------
     NET INCREASE IN NET ASSETS RESULTING
        FROM OPERATIONS...................    2,300,321    14,225,628
     UNDISTRIBUTED INVESTMENT INCOME
        INCLUDED IN PRICE OF SHARES
        REDEEMED..........................       (4,941)      (10,922)
     REALIZED GAIN FROM SECURITY
        TRANSACTIONS INCLUDED IN PRICE OF
        SHARES REDEEMED...................      (27,502)      (24,166)
     DIVIDENDS TO SHAREHOLDERS FROM NET
        INVESTMENT INCOME.................   (1,427,702)   (1,433,374)
CAPITAL SHARE TRANSACTIONS:
     (EXCLUSIVE OF AMOUNTS ALLOCATED TO
        INVESTMENT INCOME AND NET REALIZED
        GAIN FROM SECURITY TRANSACTIONS)
        (NOTE 1):
           COST OF SHARES OF CAPITAL STOCK
             REDEEMED.....................     (621,152)   (1,163,998)
                                            -----------   -----------
     TOTAL INCREASE IN NET ASSETS.........      219,024    11,593,168
NET ASSETS:
     BEGINNING OF YEAR....................   59,363,454    47,770,286
                                            -----------   -----------
     END OF YEAR [INCLUDING UNDISTRIBUTED
        NET INVESTMENT LOSS OF $269,302
        AND $269,456 RESPECTIVELY]........  $59,582,478   $59,363,454
                                            ===========   ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

                         NOTES TO FINANCIAL STATEMENTS

                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

1. SIGNIFICANT ACCOUNTING POLICIES
     The Company is registered under the Investment Company Act of 1940, as amended, as a regulated open-end investment company. On April 21, 1964, the stockholders approved amendments to the Articles of Incorporation whereby, since that date, the Company has held itself ready to redeem any of its outstanding shares at net asset value. Net asset value for redemptions is determined at the close of business on the day of formal tender of shares or the next day on which the New York Stock Exchange is open. Transactions in capital stock were as follows:

                                                 Number        Aggregate
                                                of Shares        amount
                                                ---------      ----------
Shares redeemed:
     Year Ended December 31, 1998.............      606        $  653,594
     Year Ended December 31, 1997.............    1,284        $1,199,086

     The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

Portfolio Valuation
     Investments are valued using published bid quotes as of December 31, 1998. Costs used to determine realized gain or loss from securities transactions are those of the specific securities sold. Investments in non-marketable securities are valued at fair value as determined by the Board of Directors (see Note 2).

Federal Income Taxes
     No provision has been made for Federal income taxes other than capital gains tax because the Company has elected to be taxed as a regulated investment company meeting certain requirements of the Internal Revenue Code. As such, the Company is paying the applicable Federal capital gains tax for shareholders and retaining the net balance for reinvestment, except to the extent that such gains are considered to have been distributed to redeeming shareholders.

Use of Estimates
     The preparation of financial statements in conformity with generally accepted accounting principles requires estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The Company's financial statements include amounts that are based on management's best estimates and judgments. Actual results could differ from those estimates.

Other
     As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

2. NON-MARKETABLE SECURITY OF AFFILIATE
     There is no ready market for the below listed security. Fair value is established by the Board of Directors of The Finance Company of Pennsylvania.

     The Pennsylvania Warehousing and Safe Deposit Company is defined as an affiliate under the Investment Company Act of 1940 in that the Company owns 5% or more of the outstanding voting securities of such company. Further, if at the time of public sale of any of these shares the Company would be deemed a "control person," it would be necessary to register said shares under the Securities Act of 1933 prior to their sale.

                                                             For the
                                                           year ended
                              December 31, 1998           December 31,
                      ---------------------------------       1998
                      Percent   Identified      Fair        Dividend
Shares                 Owned       Cost        Value         Income
------                -------   ----------   ----------   -------------
732     Pennsylvania
        Warehousing
        and Safe
        Deposit
        Company       16.92%     $71,399     $2,006,412      $84,180
                      ======     =======     ==========      =======

3. PURCHASES AND SALES OF SECURITIES
     The aggregate cost of securities purchased, the proceeds from sales and maturities of investments, and the cost of securities sold (excluding U.S. Government short-term securities) for the year ended December 31, 1998 were:

                             Historical                      Cost of
                               Cost of     Proceeds from   Securities
                             Investments     Sales and      Sold and
                              Purchased     Maturities       Matured
                             -----------   -------------   ----------
Common stocks..............  $ 3,028,848    $ 5,255,721    $ 1,746,932
U.S. Treasury Notes........    1,592,318      1,000,000      1,000,000
Short-term securities......    6,701,279      8,002,822      8,002,822
                             -----------    -----------    -----------
     Total.................  $11,322,445    $14,258,543    $10,749,754
                             ===========    ===========    ===========

4. LEASE
     The Company rents office space under a lease expiring in April 1999. The lessor Company's President also serves on the Board of Directors of the Company. Minimum annual rental for this space is $5,400.

5. OTHER INFORMATION FOR THE YEAR ENDED
   DECEMBER 31, 1998
     Directors of the Company, who are not also employees, are paid a fee for attendance at meetings of the Board of Directors and its committees. Compensation of officers amounted to $111,400.

     Investment advisory fees payable monthly to Cooke & Bieler, Inc., are based on the monthly closing portfolio value, less the value of certain investments at an annual rate of .5 of 1%.

6. SUBSEQUENT EVENT
     A dividend from net investment income of $923,213 was declared on December 9, 1998 payable at $16.54 per share on January 29, 1999 to shareholders of record on December 31, 1998.

                        CONDENSED FINANCIAL INFORMATION

Selected data for each share of capital stock outstanding throughout each period:

                                            Year Ended December 31
                              1998        1997        1996       1995       1994
                            ------------------------------------------------------
----------------------------------------------------------------------------------
Investment income.........  $   33.33   $   32.49   $ 32.33    $ 30.77    $ 28.64
Expenses..................       7.84        7.27      6.68       5.97       5.59
                            ---------   ---------   -------    -------    -------
Net investment income.....      25.49       25.22     25.65      24.80      23.05
Dividends from net
  investment income.......     (25.54)     (25.33)   (25.67)    (26.73)    (22.99)
Net realized gain (loss)
  and increase (decrease)
  in unrealized
  appreciation............      15.40      224.41     90.93     170.09     (77.72)
                            ---------   ---------   -------    -------    -------
Net increase (decrease) in
  net asset value.........      15.35      224.30     90.91     168.16     (77.66)
Net asset value:
  Beginning of year.......   1,052.11      827.81    736.90     568.74     646.40
                            ---------   ---------   -------    -------    -------
  End of year.............  $1,067.46   $1,052.11   $827.81    $736.90    $568.74
                            =========   =========   =======    =======    =======
Annual ratio of expenses
  to average net assets...       0.74%       0.78%     0.86%      0.89%      0.89%
Annual ratio of net
  investment income to
  average net assets......       2.42%       2.68%     3.32%      3.72%      3.68%
Annual portfolio turnover
  rate....................       8.13%      10.44%     5.29%      4.67%      9.17%
Number of shares
  outstanding at end of
  period (in thousands)...         55          56        58         58         59

                       See Notes to Financial Statements

                    CHANGES IN THE PORTFOLIO OF INVESTMENTS
                     (EXCLUSIVE OF SHORT-TERM INVESTMENTS)
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1998

                                   PURCHASES

                                            Changes       Balance
                                             During     December 31,
                                           the Period       1998
                                           ----------   ------------
                                               Number of Shares
                                           -------------------------
Avon Products............................     7,000         7,000
Snap-On Inc..............................    10,000        10,000
Raychem..................................    11,000        11,000
Motorola.................................    12,000        24,000

                                     SALES

                                               Number of Shares
                                           -------------------------
AMP Inc..................................     2,427        16,573
Boeing Co. ..............................     7,000         5,000
Fluor Corp...............................    10,000            --
Int'l Business Machines..................     1,000         6,000
Int'l Flavors & Fragrances...............     8,000            --
Merck & Co. .............................     1,000         6,500

YEAR 2000

     Year 2000 compliance relates to the ability of computer hardware and software to respond to the problems posed by the fact that computer programs have traditionally been written using two digits rather than four to define the applicable year. As a consequence, unless modified, computer programs and systems will not be able to differentiate between the year 2000 and 1900, which could result in system failures and the generation of erroneous data. The Company has formulated a plan with respect to becoming year 2000 compliant, involving the implementation of a new computer system that is year 2000 compliant as well as obtaining representations from outside service providers that they are year 2000 compliant. The Company expects to complete its plan and therefore be year 2000 compliant by the end of the first quarter of 1999. To date, the Company has not incurred, nor does it expect to incur any significant costs with respect to becoming year 2000 compliant.

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